EXHIBIT 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Jeffrey P. Lucas, certify that:

1.     I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of eMagin Corporation.

2.      Based on my knowledge, this Amendment No. 1 to the annual report on Form 10-K/A does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this report;

Dated: April 30, 2019	By:	/s/ Jeffrey P. Lucas
Jeffrey P. Lucas
President and Chief Financial Officer
(Principal Accounting and Financial Officer)